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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 22, 2002



                                 Domino's, Inc.
             (Exact name of registrant as specified in its charter)


 Delaware                                 333-74797             38-3025165
 (State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                           Identification Number)


                           30 Frank Lloyd Wright Drive
                            Ann Arbor, Michigan 48106
                    (Address of principal executive offices)

                                 (734) 930-3030
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

(c)   Exhibits

Exhibit
Number            Description
-------           -----------

99.1 Statement of Chief Executive Officer, dated October 22, 2002, pursuant to Securities and Exchange Commission Order 4-460, dated June 27, 2002.

99.2 Statement of Chief Financial Officer, dated October 22, 2002, pursuant to Securities and Exchange Commission Order 4-460, dated June 27, 2002.


Item 9. Regulation FD Disclosure

On October 22, 2002, David A. Brandon, Chief Executive Officer of Domino's, Inc. ("the Company"), and Harry J. Silverman, Chief Financial Officer of the Company, each submitted to the Securities and Exchange Commission ("the Commission") a sworn statement as required by the Commission (Order No. 4-460, dated June 27, 2002). Copies of these statements are included as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Domino's, Inc.
                                           (Registrant)

Date: October 22, 2002                     /s/ Harry J. Silverman
                                           --------------------------
                                           Chief Financial Officer